SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	August 22, 2005 (August 16, 2005)

Verso Technologies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-22190	41-1484525

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway, Suite 200, Atlanta, Georgia		30339

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(678) 589-3500

400 Galleria Parkway, Suite 300, Atlanta, Georgia	30339

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On August 16, 2005, Verso Technologies, Inc., a Minnesota corporation (the “Company”), entered into a Separation Agreement with Lewis Jaffe (the “Separation Agreement”), who served as the Company’s President and Chief Operating Officer from November 3, 2004 through August 1, 2005 (the “Separation Date”). Pursuant to the Separation Agreement, the Company has agreed: (i) to pay to Mr. Jaffe from the Separation Date through the one-year anniversary thereof (the “Continuation Period”) his base salary at the rate of $300,000 per year in accordance with the Company’s standard payroll practices, subject to all withholdings required pursuant to any applicable local, state or Federal law and his compliance with the restrictive covenants set forth in the Separation Agreement; and (ii) to provide Mr. Jaffe during the Continuation Period with the health insurance benefits provided to him immediately prior to the Separation Date. Pursuant to the Separation Agreement the Company has also agreed that, notwithstanding anything to the contrary set forth in those certain Non-Qualified Stock Option Agreements between the Company and Mr. Jaffe dated as of March 15, 2005 (collectively, the “Option Agreements”), twenty-five percent (25%) of the shares of the Company’s common stock underlying the options granted under the Option Agreements shall immediately vest as of the Separation Date and such vested options may be exercised at any time and from time to time until the one year anniversary of the Separation Date.
     The description of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement which is filed as Exhibit 99.1 to this Current Report.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer.
     Effective August 17, 2005, the Board of Directors of the Company elected James R. Kanely to serve as a director of the Company until his successor is elected and qualified or until his earlier death, resignation or removal as a director. Mr. Kanely has agreed to so serve.

Item 9.01	Financial Statements and Exhibits.

(a) – (b)	Financial Statements of Business Acquired and Pro Forma Financial Information. None.

(c)	Exhibits.

99.1	Separation Agreement between the Company and Lewis Jaffe entered into on August 16, 2005.

99.2	Press release dated August 18, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VERSO TECHNOLOGIES, INC.

By:	/s/ Juliet M. Reising

Juliet M. Reising, Chief Financial Officer and Executive Vice President
Dated: August 22, 2005

EXHIBIT INDEX
99.1	Separation Agreement between the Company and Lewis Jaffe entered into on August 16, 2005.

99.2	Press release dated August 18, 2005.